Corporate Overview August 2025

Disclaimer This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, but are not limited to, express or implied statements regarding: the clinical development of RAP-219 for the treatment of drug-resistant focal onset seizures, bipolar mania and diabetic peripheral neuropathic pain, including the initiation, timing, progress and results of our ongoing and planned clinical trials; expectations for the activity, tolerability, and commercial potential of RAP-219; the potential of Rapport's RAP technology platform; and expectations for Rapport’s uses of capital, expenses and financial results, including its cash runway through the end of 2026. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect Rapport’s business, operating results, financial condition and stock value. Factors that could cause actual results to differ materially from those currently anticipated include: risks relating to the company’s research and development activities; Rapport’s ability to execute on its strategy including obtaining the requisite regulatory approvals on the expected timeline, if at all; uncertainties relating to preclinical and clinical development activities; the company’s dependence on third parties to conduct clinical trials, manufacture its product candidates and develop and commercialize its product candidates, if approved; Rapport’s ability to attract, integrate and retain key personnel; risks related to the company’s financial condition and need for substantial additional funds in order to complete development activities and commercialize a product candidate, if approved; risks related to regulatory developments and approval processes of the U.S. Food and Drug Administration and comparable foreign regulatory authorities; risks related to establishing and maintaining Rapport’s intellectual property protections; and risks related to the competitive landscape for Rapport’s product candidates; as well as other risks described in “Risk Factors,” in the company’s Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in Rapport’s subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent Rapport’s views only as of today and should not be relied upon as representing its views as of any subsequent date. Rapport expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law, and claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Leadership with track record of innovation and expertise Reid Huber, Ph.D. Director Partner, Third Rock Ventures; CEO, Merida Biosciences James Healy, M.D., Ph.D. Director Managing Partner, Sofinnova Investments Wendy Young, Ph.D. Director Former Head of Small Molecule Drug Discovery, Genentech Steve Paul, M.D. Founder and Board Chair Partner, Third Rock Ventures John Maraganore, Ph.D. Director Former Founding CEO, Alnylam 1 Employee director. Robert Perez Director Operating Partner, General Atlantic, Former CEO, Cubist Pharmaceuticals Founder and Chairman, Life Science Cares Raymond Sanchez, M.D. Director Senior Advisor, Bain Life Sciences; Former CMO, Cerevel Therapeutics Paul Silva Director Former Chief Accounting Officer, Vertex Pharmaceuticals Management Team Board of Directors

Small molecule precision medicines for patients with neurological and psychiatric disorders

Strong Foundation & Differentiated Precision Approach

Company builders with industry-proven leadership

Differentiated pharmacology we believe promotes **high selectivity and specificity**

Potential to transform the treatment of neurological and psychiatric disorders with **differentiated profile**

Robust Clinical & Discovery Pipeline

Potential **first-in-class programs** leveraging receptor associated protein (RAP) science

RAP-219 forebrain restricted TARPγ8 AMPAR modulator–significant opportunity in initial indication in focal onset seizures (FOS)

Medicinal chemistry-enabled **discovery portfolio** with potential in additional indications

RAP-219: Pipeline-in-a-Product with Multiple Catalysts

Topline Phase 2a results in **drug-resistant focal onset seizures expected** in September 2025

Topline Phase 2 results in **bipolar mania** in 1H 27

Finalizing plans for Phase 2a in **diabetic peripheral neuropathic pain**

Well Financed

$260.4 million as of June 30, 2025[1]

Cash runway expected to fund operations **through end of 2026**

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TARPγ8: transmembrane AMPA regulatory protein gamma-8; AMPAR: α-Amino-3-hydroxy-5-methyl-4-isoxazolepropionic acid (AMPA) receptors.

[1] Includes cash, cash equivalents, and short-term investments, excluding restricted cash.

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Advancing precision therapeutics aimed at solving long-standing challenges in neuromedicine RAPs are components of the broader neuronal receptor complexes and play critical roles in regulating receptor assembly and function RAPs serve as unique binding sites targetable by novel pharmacophores designed for increased selectivity, providing neuroanatomical specificity RAPs can enable differentiated pharmacology and potentially provide favorable efficacy, safety, and administration profiles RAPs can “unlock” drug targets previously inaccessible to study in vitro, allowing for potentially first-in-class drug discovery programs Conventional CNS drug discovery The potential of RAPs Drugs interact with receptors that are ubiquitous in the brain and body Drugs not designed with precision for disease-specific neuroanatomic sites / receptors Drug interactions and adverse events lead to noncompliance and discontinuation Drug discovery with conventional approaches (lacking RAPs) can miss high potential, previously unexplored targets

Precision neuroscience pipeline with opportunity to address large market opportunities

Category	Program	Discovery	Preclinical	Phase 1	Phase 2	Phase 3	Next Expected Milestone
RAP-219 TARPγ8 AMPAR Programs	*Focal Onset Seizures*	Trial Underway; Enrollment Complete					Topline Results September 2025
	Bipolar Mania	Trial Underway					Topline Results 1H 2027
	Diabetic Peripheral Neuropathic Pain						Trial Initiation[1]
nAChR[2] Discovery Programs	*α6 Chronic Pain*						Development Candidate
	α9α10 Hearing Disorders						Development Candidate

Strong intellectual property with worldwide rights to all programs

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Note: We have conducted four Phase 1 trials supportive of multiple RAP-219 indications.
[1] IND is currently on clinical hold with the FDA; [2] nicotinic acetylcholine receptor.

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RAP-219 enables "pipeline-in-a-product" opportunity

~1.8M
Focal onset seizures in U.S. patients[1]

~7.2M
Bipolar disorder in U.S. patients[2]

~5.6M
Peripheral neuropathic pain in U.S. patients[3]

TARPγ8 is a preclinically and clinically validated target for epilepsy

Once daily (QD) dosing

Differentiated tolerability profile

No observed drug-drug interactions (DDI)

Compelling data supporting potential in bipolar mania and peripheral neuropathic pain

Potency data and metabolic profile support RAP-219's development as a long acting injectable, which could improve compliance and outcomes

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Internal Market Research, 2023
[1] Diagnosed prevalence; [2] True prevalence (diagnosed prevalence divided by the diagnosis rate); [3] Diagnosed prevalence across diabetic peripheral neuropathy (~2.8 million), post-herpetic neuralgia (~1.8 million); trigeminal neuralgia (~1.0 million).

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Unmet need in epilepsy highlights limitations of current antiseizure medications


3.0M
U.S. Epilepsy Patients
(ages 18+)

60%
Focal Onset Seizures

1.8M Focal Onset Seizure Patients

30-40%
% Drug-resistant[1]

Limitations of antiseizure medications (ASMs)

Limited Efficacy: Despite over 20 FDA approved ASMs, 30-40% of patients are still drug-resistant[1]

Tolerability Issues: Especially CNS side-effects, such as sedation, ataxia, and cognitive problems

Potential for Serious Adverse Events: Such as severe cutaneous reactions, serious hematological disorders, and hepatic failure

Risk of Breakthrough Seizures: Missing doses of seizure medicine is the most common cause of breakthrough seizures due to the short half-life of many antiseizure medications[2]

Complicated Administration: Long titration, drug-drug interactions, and lab monitoring

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[1] Refractory patients are those who continue to experience recurring seizures despite taking two or more ASMs; [2] Source: Epilepsy Foundation.

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AMPAR inhibition is a clinically validated approach for epilepsy

AMPA receptors (AMPAR) in epilepsy



K+ channel
Action potential
Na+ channel
Na+
Depolarization
Transmitter release
Pre-synaptic neuron
Ca2+
Ca2+ channel
glutamate
perampanel
AMPAR
Na+
Na+
Post-synaptic neuron
EPSP

- AMPA type glutamate receptors at excitatory synapses can mediate seizure initiation and spread
- AMPAR target is clinically validated - perampanel (FYCOMPA®) is an FDA/EMA approved pan-AMPAR antagonist for the treatment of focal onset and generalized seizures

Mesial temporal lobe and cerebral cortex are the key brain areas associated with focal onset seizures



Cerebral cortex
Hippocampus
Amygdala
Cerebellum
Brainstem

- ~50% of all focal onset seizures originate in the mesial temporal lobe (MTL), which includes the hippocampus and amygdala
- Most of the remaining 50% originate in the cerebral cortex and spread into the mesial temporal structures
- Focal onset seizures do not originate in hindbrain structures

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RAP-219 target/TARPγ8 is selectively expressed in brain regions associated with focal onset seizures

TARPs regulate the trafficking, subcellular localization and gating of AMPA receptors

Cryogenic electron microscopy of GluA1/2 + TARPγ8 complex


GluA1
GluA2
TARPγ8

NatComm 2022 13:734

Western blot


Cerebral cortex
Hippocampus
Cerebellum
Olfactory Bulb
STG
γ-3
γ-4
γ-8
tubulin

JCB 2003 161:805

TARPγ8 clinical PET


4.9
High expression
V_T
Low expression
0.5
High expression in the neocortex and mesial temporal lobe, where nearly all seizures originate
Relatively low expression in cerebellum, thalamus and brainstem

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RAP-219 possesses potentially optimal drug properties for an ASM

Potency at TARPγ8	✓	IC_{50} ~ 100 pM
Selectivity vs. other TARPs, NMDAR	✓	>4,000X target affinity
Selectivity vs. CEREP and kinase panels	✓	>10,000X target affinity
PK	✓	Orally bioavailable | %F = 80-100
Brain penetration	✓	Brain/plasma ~70%
DDI/CYP inhibition/CYP induction	✓	>10,000 X target affinity. Not CYP substrate
Solubility/permeability	✓	BCS Class I
Target receptor occupancy	✓	50% RO at <50 μg/kg oral dose in rodent
Preclinical safety	✓	NOAEL in top dose of IND enabling studies
Non-sedating	✓	No effects at exposures 1000X EC_{50}

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NMDAR: N-methyl-D-aspartate receptor; DDI: drug-drug interactions; BCS: Biopharmaceutics Classification System; NOAEL: No Observed Adverse Effect Level.

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Robust dose-dependent seizure protection observed in the gold standard pre-clinical model for focal onset seizures

Corneal Kindling Responders in Mice

Robust, dose-dependent seizure protection observed at 50-70% receptor occupancy



100
90
80
70
60
50
40
30
20
10
0
Corneal Kindling Responders (%)
1
10
100
1000
RAP-219 Plasma Concentration (ng/mL)
% Corneal Kindling Responders

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% Corneal Kindling Responders RAP-219 Plasma Concentration (ng/mL) Corneal Kindling and Rotarod Failures (%) % Rotarod Failures Highly potent with no rotarod failures observed at highest exposure Corneal Kindling Responders and Rotarod Failures in Mice The Rotarod Performance Test is considered a gold standard assay for assessing motor coordination and detecting common ASM side effects like sedation, somnolence, and ataxia

RAP-219 precision has the potential to significantly improve the therapeutic index



Corneal kindling mouse model therapeutic index
(TD50 rotarod/ED50 efficacy) for RAP-219[1] and other ASMs[2]
Therapeutic Index
160
140
120
100
80
60
40
20
0
>150
>44
25
9.5
5.6
5.5
5.3
4.9
> 4.6
3.1
<2.3
1.3
RAP-219[1]
Levetiracetam
Tiagabine
Ezogabine
Carbamazepine
Valproate
Lacosamide
Clobazam
Gabapentin
Lamotrigine
Topiramate
Phenytoin

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Therapeutic Index = TD_{50} (toxic dose) on Rotarod/ED_{50} (effective dose) for efficacy.
[1] Data on file, Rapport Therapeutics; https://panache.ninds.nih.gov/;[2] Data based on published reports from different preclinical studies at different points in time, with differences in preclinical study design and subject population. As a result, cross-study comparisons cannot be made. No head-to-head studies have been conducted.

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TARPγ8 AMPAR NAMs active across a range of preclinical epilepsy models

Model	
Corneal kindling – mouse*	✓
PTZ - mouse*	✓
Rotarod*	✓
Amygdala kindling – mouse	✓
Hippocampal kindling – mouse	✓
6Hz stimulation – mouse	✓
Frings audiogenic seizure – mouse	✓
GAERS absence epilepsy – rat	✓

"Chronic seizure models [like corneal kindling] offer the most etiologically relevant platform on which to accurately replicate clinical epilepsy"

Barker-Haliski, Expert Opinion on Drug Discovery

- Preclinical epilepsy models are highly translatable, with **probabilities of clinical success up to 70%**, according to epileptologist Jacqueline French, MD
- **Robust efficacy** across a broad array of preclinical focal and generalized seizure models
  - Activity not seen in maximal electroshock (MES) model, consistent with performance of levetiracetam and some other effective ASMs
- Potent activity in **kindling model has been observed to predict efficacy** in focal onset seizures

* Used RAP-219; where not noted, used other TARPγ8 NAM

CNS & Neurological Disorders-Drug Targets (2017) 16:1099; J Pharmacol Exp Ther (2016) 357:394; J Amer Soc for Exper NeuroTherapeutics (2007) 4:12; Jackie French AES Presentation, Professor, Neurology, NYU Grossman School of Medicine; Director, The Epilepsy Study Consortium (TESC); Barker-Haliski, M. (2019) Expert Opinion on Drug Discovery, 14(10), 947–951.

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Phase 1 development: 100 healthy volunteers exposed to RAP-219 Single dose up to 3 mg and multiple doses up to 1.75 mg SAD-101 8/cohort (6 active: 2 placebo) 01 MAD-102 8/cohort (6 active: 2 placebo) 02 PET-103 03 MAD-104 8/cohort (6 active: 2 placebo) 04 N=36* 3.0 mg 2.0 mg 1.0 mg 0.5 mg 0.25 mg Food Effect N=16* 0.25 mg x 7d 0.5 mg x 7d 0.25 mg x 14d 0.75 mg x 5d 1.25 mg x 9d N=18* 0.5 mg x 2d 1.0 mg x 2d 1.75 mg x 24d 0.75 mg x 2d 1.25 mg x 2d 1.75 mg x 4d 0.75 mg x 3d 1.25 mg x 3d 1.75 mg x 2d N=30* 0.75 mg x 5d 1.25 mg x 23d 0.75 mg x 28d 0.5 mg x 28d 0.25 mg x 7d 0.5 mg x 7d 0.25 mg x 14d * Number of subjects receiving RAP-219. SAD: Single ascending dose; MAD: Multiple ascending dose; PET: Positron emission tomography.

TEAE SUMMARY All Grade 1 or 2 Tended to occur early in treatment and resolve without further action No SAEs or clinically significant laboratory, vital signs, or ECG abnormalities 3 discontinuations Safety and tolerability of RAP-219 in Phase 1 multiple dose studies Favorable profile in healthy volunteers Note: Includes studies 102, 103, 104; AE start date is after first dose of RAP-219. TEAE: Treatment emergent adverse event; SAE: Serious adverse event; ECG: Electrocardiogram. TEAEs (≥ 5% participants) Total (N=64) n (%) n grade 1/2 Placebo (N=16) n (%) Headache 12 (18.75%) 9/3 0 Dry mouth 5 (7.81%) 4/1 0 Brain fog 5 (7.81%) 5/0 1 (6.25%) Fatigue 5 (7.81%) 5/0 0 Sinus tachycardia 4 (6.25%) 4/0 0 Insomnia 4 (6.25%) 4/0 0 Decreased appetite 4 (6.25%) 4/0 1 (6.25%) Diarrhea 4 (6.25%) 4/0 0 Vision blurred 4 (6.25%) 3/1 0 Medical device site reaction 3 (4.69%) 0/3 1 (6.25%) Constipation 3 (4.69%) 3/0 1 (6.25%) Disturbance in attention 3 (4.69%) 3/0 0 Catheter site hematoma 3 (4.69%) 2/1 0 Back pain 3 (4.69%) 3/0 0 Abnormal dreams 3 (4.69%) 3/0 0 Bowel movement irregularity 3 (4.69%) 2/1 0

RAP-219 human PET study  TARP8 highly expressed in neocortex and mesial temporal lobe High expression of TARP8  in the neocortex and mesial temporal lobe (including hippocampus and amygdala), where nearly all focal onset seizures originate and relatively low expression in cerebellum, thalamus, and brainstem supports a potentially favorable and differentiated benefit/risk profile  Group-averaged parametric PET images (co-registered to MRI) following tracer administration in 16 subjects. Low expression

RAP-219 dose-exposure-RO relationship Human PET RO data support lower dose levels, potentially increasing dose flexibility Preclinical models demonstrated maximal seizure protection at 50-70% RO (green band) Human target RO (50-70%) achieved at doses/exposures lower than predicted from animal models (as low as 0.25 mg), and lower than the dose being used in Phase 2a FOS trial, potentially affording greater flexibility in dose selection Phase 2a dose (green line) achieves target RO within 5 days and > 80% RO by day 28 Simulated RO based on Phase 1 PK and PET RO data RO: Receptor occupancy. *Trough values calculated based on non-parametric superposition using data from the 101 and 102 studies 85% RO 80% RO 70% RO 60% RO 50% RO RAP-219 Trough* Concentration (ng/mL) 0.75 mg x 5 days, 1.25 mg/day x 23 days 0.75 mg x 28 days 0.25 mg x 28 days

RAP-219 summary

Phase 1 results provide strong support for further development of RAP-219

Generally well tolerated

- No SAEs; relatively low incidence of TEAEs; none greater than Grade 2
- Consistent with target biology, no sedation observed

Precision targeting of areas where focal onset seizures originate

- PET results confirm TARPγ8 expressed in neocortex and mesial temporal lobe with relatively low expression in cerebellum, thalamus, and brainstem

Doses as low as 0.25 mg predicted to achieve clinically efficacious exposures, based on human dose-exposure-RO PET results

- May afford flexibility in dosing to optimize tolerability and potential benefit

Excellent pharmaceutical properties supporting development

- Once-a-day dosing; minimal or no DDIs; no CYP interactions observed

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CYP: Cytochrome P450.

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Phase 2a proof-of-concept trial in FOS patients with implanted RNS system Two probes implanted into regions of the brain known to have epileptiform activity Probes continuously detect and record epileptiform activity, including long episodes (LEs) & stimulate the region to attenuate seizure activity FDA-approved device for patients with drug-resistant focal onset seizures Approx. 6,500 RNS-treated patients in the U.S.1 1 Source: NeuroPace, January 2025 Neuropace RNS System®

RNS system provides objective measure of epileptiform activity and early signal of clinical response to ASMs Epilepsy & Behavior. 2018; 83: 192-200; Epilepsia. 2020; 61:138-148. “It could be argued that long episodes are an even better therapeutic target than reported clinical seizures.” “Changes in long episode rates had the strongest correlation with changes in clinical seizure rates. These data suggest that these measures may provide an objective assessment of cortical excitability and response to AEDs.”

Rationale for selecting LEs as primary endpoint Well-established relationship between long episode and clinical seizure responder rates 1 Skarpaas et al., Epilepsy & Behavior 83 (2018); 2 Quraishi et al., Epilepsia 61 (2020); 3 Gammaitoni et al, American Epilepsy Society (AES) 2024 Annual Meeting, Poster #1.494. Skarpaas (2018)1: significant correlation exists between reduction in long episodes and clinical seizure frequency Quraishi (2020)2: ASMs resulting in a ≥ 20% decrease in long episodes were clinical efficacious (≥ 50% reduction in seizures) Gammaitoni (2024)3: ASMs resulting in a ≥ 30% reduction in LEs were associated with a ≥ 50% reduction in clinical seizures N=45 from three highly effective ASMs ASMs initiated: CLB (n=15), LEV (n=4), LCM (n=26)

RAP-219 Phase 2a trial in patients with focal onset seizures Goal: Generate data from ≥20 participants showing convincing reductions in long episodes and clinical seizures to support advancement to registrational studies

Phase 2a proof-of-concept trial in focal onset seizure patients

KOL-guided, innovative study using validated biomarker of clinical seizures

Key Entry Criteria

1. Drug-resistant focal onset seizure patients
2. RNS probe implanted in seizure onset zone within MTL ≥ 15 months before screening
3. Stable RNS System settings and therapies
4. **≥ 16 LEs during 8-week retrospective review period**
5. ≥ 1 clinical seizure reported during 8-week retrospective review period
6. > 50% concordance between long episodes and electrographic seizures

4-week pre-treatment period	8-week open-label treatment period	8-week follow-up period
Baseline (no treatment)	0.75 mg x 5 days then 1.25 mg	RAP-219 washout RNS data collection, ongoing clinical seizure diary collection

Start of Enrollment → Start of Treatment → End of Treatment → End of Trial

Key Endpoints

- Long episode reduction
  - **proportion** of patients with ≥30% reduction compared with baseline*
  - median percent change from baseline
- Clinical seizure reduction
  - **proportion** of patients with ≥50% reduction compared with pre-treatment baseline
  - median percent change from baseline
- Percent change in estimated electrographic seizure frequency and additional iEEG biomarkers

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* Baseline defined as 4-week average number of LEs over 4-week pretreatment, the 4-week screening, and the 4–week retrospective review periods.

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Preliminary baseline characteristics of Phase 2a trial patients Seizure frequency consistent with patients enrolled in registrational FOS trials Note: Preliminary baseline characteristics reflect the first 14 patients enrolled (those with final baseline data available as of May 20, 2025) from an unlocked and ongoing study database. Median (1st to 4th quartile range) Clinical seizure frequency per 28 days in 4-week prospective baseline 10 (4.25-18.25) LE frequency per 28 days in 12-week baseline 51 (21-194) Concordance between LEs and electrographic seizures (rated by an independent reviewer) 92% (71-96) Concomitant antiseizure medications 3 Baseline Characteristics from First 14 Patients Enrolled Median (range) Age 37 (20-61) Sex (n) 7F/7M Age at first seizure 19 (0.5-31) Years since RNS implantation 4.4 (1.4-10.2)

Key endpoints and targets for anticipated topline data

		Outcome	RAP-219 Target
Topline Data	**Long Episode** Primary Endpoint Analysis	LE frequency reduction responder analysis (% of patients that demonstrate ≥30% reduction in LEs compared with baseline)*	≥40%
		Median percent change in LE frequency on treatment compared with baseline	~30%
	Clinical Seizure Key Secondary Endpoint Analysis	Proportion of patients achieving ≥50% reduction in clinical seizures compared with baseline	≥40%
		Median percent change in clinical seizure frequency compared with baseline	~50%
	TEAE Incidence and Grade		

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*Power determinations were based on this outcome measure.

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Persistent unmet need highlights opportunity for innovation in bipolar mania treatment Unmet need in bipolar mania Bipolar disorder prevalence is ~2.8 percent of the adult population in the U.S. (7.2 million adults) Typically treated with antipsychotic medications as either monotherapy or in combination therapy with mood stabilizers Treatments are often poorly tolerated with safety risks, including dizziness, sedation, weight gain, movement disorders, and agitation Bipolar disorder is characterized by extreme shifts in mood often referred to as “manic-depressive illness,” and bipolar mania presents with feelings of over-excitement, irritability, impulsivity, grandiose beliefs and racing thoughts

Rationale for RAP-219 in bipolar mania Hypermetabolism in bipolar patients with acute mania has been seen in the anterior cingulate and the hippocampus, which have high expression of TARPγ8 ASMs such as valproate, lamotrigine, and carbamazepine are approved to treat bipolar disorder The corneal kindling model is believed to be predictive of bipolar treatments J.O. Brooks III et al. / Psychiatry Research: Neuroimaging 181 (2010) 136–140

Phase 2 proof-of-concept trial in bipolar mania

Key Entry Criteria:

- Meets the Diagnostic and Statistical Manual of Mental Disorders, Fifth Edition (DSM-5) diagnosis of bipolar I disorder, with or without mixed features, with or without psychotic symptoms, as confirmed by the Structured Clinical Interview for DSM-5, Clinical Trials Version (SCID-5-CT)
- At least one prior documented manic episode (with or without psychotic symptoms) that required treatment, within 5 years prior to Visit 1

Key Endpoints:

- YMRS
  - Change from baseline to Week 3 in Young Mania Rating Scale (YMRS) total score
  - Change from baseline to Week 1 in YMRS total score
- CGI-BP Severity
  - Change from baseline to Week 3 in Clinical Global Impressions–Bipolar Version (CGI-BP) Severity of Illness-Mania score


1 Week
3 Weeks
8 Weeks
Up to 7 Day*
Screening Period
(*may be extended with MM approval)
21 Day Treatment Period
RAP-219 or Placebo
56 Day Safety Follow up Period
Weekly following last dose
Day -7 to Day -1
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22
Day 22 to Day 77
Start of Treatment
End of Treatment
Discharge[1]
End of Study

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[1]If a participant does not meet all discharge criteria; the Investigator may reassess at their discretion for up to 1 week following the last dose or may transfer the participant to an appropriate care center in accordance with standard of care.

Rapport Therapeutics: investment summary

RAP-219 precision designed to maximize efficacy while avoiding typical ASM adverse events

- Highly expressed in forebrain regions associated with seizures and minimal expression in hindbrain areas potentially associated with AEs

Validated across preclinical and Phase 1 studies

- Efficacy in highly predictive seizure models
- Potential to significantly improve therapeutic index
- Generally well tolerated across four Phase 1 trials with 100 subjects dosed (no TEAEs above Grade 2)

Phase 2a focal onset seizure trial design improves probability of success for future pivotal trials

- Objective and translatable biomarker used as more reliable measure than patient-reported diaries
- Trial patients are representative of registration and commercial target patient population
- Majority of epilepsy opinion leaders believe design is superior to other proof-of-concept designs[1]

Differentiated profile promotes broad potential use

- QD dosing and rapid achievement of target RO associated with maximal seizure protection
- Minimal drug-drug interactions and not observed to interact with CYP enzymes
- Long half life minimizes daily drug fluctuations and may reduce risk of breakthrough seizures
- Potency and physicochemical properties enable potential as first long-acting injectable ASM

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[1]Third-party market research, March 2025

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Thank you